Morgan Stanley Investment Management

MORGAN STANLEY

Morgan Stanley Eastern European Fund, Inc.

Time is running out for existing stockholders to acquire new shares of the Fund through the rights offering. The prospectus for this offering was mailed to you in early June.

To exercise your Rights, contact your broker, custodian or trust officer with instructions prior to expiration, 5:00 p.m. New York time on June 21, 2006, unless extended. Rights may not be exercised after the expiration date.

To learn more about this rights offering--and potential investment opportunities in Eastern Europe--tune in to our webcast with the Morgan Stanley Eastern Europe
Fund, Inc. Portfolio Managers Paul Psaila and Eric Carlson.

Go to: www.morganstanley.com/im/easterneuropefund

For more information, call the Information Agent at 800.868.1348 (shareholders)
or 212.440.9800 (banks and financial advisors).

Additional copies of the prospectus may be obtained by contacting the
Information Agent. Please consider the Fund's investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing or sending money.

(C) 2006 Morgan Stanley
Morgan Stanley

IS06-00465P-T07/06      5405654_KC_066